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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          April 17, 1996



                                MERISEL, INC.
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           (Exact name of registrant as specified in its charter)


         Delaware                    0-17156                        95-4172359
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




200 Continental Boulevard, El Segundo, California                   90245-0948
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 615-3080
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)

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Item 7.         Financial Statements and Exhibits
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        (a)     Financial statements of businesses acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

                10.43 Third Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement by and among each of the purchasers named therein and Merisel Americas, Inc., dated as of April 12, 1996

                10.44 Revolving Credit Agreement among Merisel Americas, Inc., Merisel Europe, Inc., Merisel, Inc., the lender parties thereto, Citicorp USA, Inc., as agent, and Citibank, N.A. as designated issuer, as amended and restated as of April 12, 1996

                10.45 Amendment Number One and Waiver to Receivables Purchase and Servicing Agreement among Merisel Capital Funding, Inc., Redwood Receivables Corporation, Merisel Americas, Inc., and General Electric Capital Corporation, dated as of April 12, 1996

                10.46 Form of Second Amendement and Waiver to Amended and Restated Subordinated Note Purchase Agreement among the Noteholders named therein and Merisel Americas, Inc. dated as of April 12, 1996


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                               SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MERISEL, INC.
                                       Registrant

                                       By: /s/ James L. Brill
                                           -------------------------
                                           James L. Brill
                                           Senior Vice President, Finance
        Date: April 17, 1996               Chief Financial Officer and Secretary
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